UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2021

Loral Space & Communications Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-14180	87-0748324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Fifth Avenue, New York, NY		10020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 697-1105

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock	LORL	Nasdaq Global Select Market
Preferred Stock Purchase Rights		Nasdaq Global Select Market

Item 1.01 Entry into a Material Definitive Agreement

On April 23, 2021, Loral Space & Communications Inc. (“Loral” or the “Company”), along with Telesat Canada (“Telesat”), Public Sector Pension Investment Board (“PSP Investments”) and 4440480 Canada Inc., an indirect wholly-owned subsidiary of the Company (the “Special Purchaser”), entered into Restricted Share Unit Grant Agreements with respect to shares in Telesat (the “RSU Grant Agreements”) with the following executives of Telesat: Daniel Goldberg, President and Chief Executive Officer, Andrew Browne, Chief Financial Officer, Erwin Hudson, Vice President, LEO, and Michael Schwartz, Senior Vice President, Corporate and Business Development (each a “Participant” and collectively, the “Participants”). Telesat is owned principally by the Company together with PSP Investments. The RSU Grant Agreements were approved by the Compensation and Corporate Governance Committee of the Telesat Board of Directors in connection with Telesat’s compensation arrangements with each of the Participants.

The RSU Grant Agreements document grants to the Participants of restricted share units with respect to shares in Telesat and provides for certain rights, obligations and restrictions related to such restricted share units, which include, among other things, the obligation of the Special Purchaser, prior to the occurrence of the Integration Transaction (as defined below), to purchase Telesat shares upon exercise by Telesat of its call right under Telesat’s Restricted Share Unit Plan in the event of the termination of Participant’s employment.

The RSU Grant Agreements further provide that, in the event the Special Purchaser is required to purchase Telesat shares pursuant to the RSU Grant Agreements, such shares, together with the obligation to pay for such shares, shall be transferred to a subsidiary of the Special Purchaser, which subsidiary shall be wound up into Telesat, with Telesat agreeing to the acquisition of such subsidiary by Telesat from the Special Purchaser for nominal consideration and with the purchase price for the shares being paid by Telesat within ten (10) business days after completion of the winding-up of such subsidiary into Telesat.

The foregoing description of the RSU Grant Agreements is not intended to be complete and is qualified in its entirety by reference to the RSU Grant Agreements for Messrs. Goldberg, Brown, Hudson and Schwartz filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 hereto, respectively.

Item 1.02 Termination of a Material Definitive Agreement

On April 25, 2021, Telesat and each of the Participants entered into an Option Cancellation Agreement pursuant to which each of the Participants surrendered, and Telesat cancelled, certain options (collectively, the “Options”) to acquire Telesat shares previously granted to the Participants. Under the Option Cancellation Agreements, each of the Participants acknowledged and agreed that: (a) the Options are surrendered and cancelled absolutely in consideration for CAD 1.00; and (b) the Participant shall have no further rights or entitlement with respect to the Options. Accordingly, as a result of the Option Cancellation Agreements, neither Loral nor the Special Purchaser has any further obligations under the following stock option grant agreements previously entered into among Telesat, each of the Participants, PSP Investments, Loral and the Special Purchaser: Grant Agreements with Mr. Goldberg dated November 28, 2018 (Exhibit 10.31 and Exhibit 10.33 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission (“SEC”) on March 9, 2021 (the “Loral 2020 10-K)); a Grant Agreement with Mr. Browne dated December 10, 2019 (Exhibit 10.35 to the Loral 2020 10-K); a Grant Agreement with Mr. Hudson dated September 6, 2018 (Exhibit 10.30 to the Loral 2020 10-K); and Grant Agreements with Mr. Schwartz dated January 28, 2016 (Exhibit 10.29 to the Loral 2020 10-K) and March 18, 2019 (Exhibit 10.34 to the Loral 2020 10-K). Moreover, under Mr. Goldberg’s Option Cancellation Agreement, 220,000 Options under a Grant Agreement with Mr. Goldberg dated November 18, 2013 (Exhibit 10.27 to the Loral 2020 10-K) were cancelled, with the balance of the options under that agreement remaining outstanding.

In addition, options to purchase shares of Telesat previously granted to certain Telesat executives under the following grant agreements among Telesat, the Telesat executives, PSP Investments, Loral and the Special Purchaser have been either exercised for Telesat shares or previously cancelled, and, accordingly, neither Loral nor the Special Purchaser has any further obligations under these agreements: a Grant Agreement with Mr. Goldberg dated May 20, 2011 (Exhibit 10.24 to the Loral 2020 10-K); Grant Agreements with Michelle Cayouette (formerly Chief Financial Officer of Telesat) dated May 31, 2011 and November 18, 2013 (Exhibit 10.26 and Exhibit 10.28 to the Loral 2020 10-K); and a Grant Agreement with Mr. Schwartz dated May 31, 2011 (Exhibit 10.25 to the Loral 2020 10-K).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 22, 2021, the Board of Directors of Loral approved and adopted Amendment No. 2 to the Amended and Restated Bylaws of Loral Space & Communications Inc. to extend the period in which Loral may notify its stockholders of stockholder meetings from 10-50 days prior to the meeting date to 10-60 days prior to the meeting date. Amendment No. 2 to the Amended and Restated Bylaws of Loral Space & Communications Inc. dated April 22, 2021 is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.08 Shareholder Director Nominations.

The Company did not hold an annual meeting of stockholders in 2020. Accordingly, the deadlines set forth in the Company’s definitive proxy statement filed with the SEC on April 11, 2019 for stockholder proposals and director nominations for consideration at the delayed 2020 annual meeting of stockholders of the Company (including any adjournment or postponement thereof, the “2020 Annual Meeting”) no longer apply. The new deadlines for (x) proposals and director nominations of stockholders intended to be included in the Company’s proxy statement and form of proxy for the 2020 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and (y) proposals and director nominations of stockholders intended to be considered at the 2020 Annual Meeting other than by means of inclusion in the Company’s proxy statement and form of proxy card are, in each case, the close of business on May 6, 2021 (which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2020 Annual Meeting). Stockholders submitting proposals or nominations using the foregoing procedures should deliver or mail the proposal or nomination, and all supporting information required by Rule 14a-8 or the Company’s Amended and Restated Bylaws, as applicable, to the Corporate Secretary of the Company at our principal executive offices, located at Loral Space & Communications Inc., 600 Fifth Avenue, New York, New York 10020. In addition to complying with this deadline, stockholder proposals and nominations must comply with all applicable SEC rules, including Rule 14a-8, applicable law and the requirements set forth in the Company’s Amended and Restated Bylaws, a copy of which will be sent to any stockholder upon written request to the Corporate Secretary of the Company.

Item 8.01 Other Events.

On April 20, 2021, the Company received a notice from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) that the Nasdaq staff has determined to grant the Company an extension to June 30, 2021 to regain compliance with Rule 5620(a) of the Nasdaq Listing Rules, which required the Company to hold an annual meeting of stockholders within 12 months of the end of the Company’s fiscal year on December 31, 2019. The Company plans to hold its annual meeting of stockholders on or before June 30, 2021.

On April 22, 2021, the Board of Directors of the Company fixed May 7, 2021 as the record date for determining stockholders entitled to receive notice of and to vote at the delayed 2020 Annual Meeting of Stockholders; the prior record date established for such meeting (November 30, 2020) was rescinded.

On April 26, 2021, Telesat Corporation (“Telesat Corporation”) and Telesat Partnership LP (“Telesat Partnership”) filed a registration statement on Form F-4 with the SEC relating to the previously disclosed integration transaction (the “Integration Transaction”) contemplated by the Transaction Agreement and Plan of Merger, dated November 23, 2020, among Loral, Telesat, Telesat Partnership, Telesat Corporation, Telesat CanHold Corporation, Lion Combination Sub Corporation, PSP Investments and Red Isle Private Investments Inc. The registration statement includes a preliminary proxy statement of Loral and, when declared effective, will include a definitive proxy statement of Loral with respect to the 2020 Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Amendment No. 2 to Amended and Restated Bylaws of Loral Space & Communications dated April 22, 2021
10.1.

Restricted Share Unit Grant Agreement dated April 23, 2021 by and among Telesat Canada, Loral Space & Communications Inc., Public Sector Pension Investment Board, 4440480 Canada Inc. and Daniel Goldberg*

10.2

Restricted Share Unit Grant Agreement dated April 23, 2021 by and among Telesat Canada, Loral Space & Communications Inc., Public Sector Pension Investment Board, 4440480 Canada Inc. and Andrew Browne*

10.3	Restricted Share Unit Grant Agreement dated April 23, 2021 by and among Telesat Canada, Loral Space & Communications Inc., Public Sector Pension Investment Board, 4440480 Canada Inc. and Erwin Hudson*
10.4

Restricted Share Unit Grant Agreement dated April 23, 2021 by and among Telesat Canada, Loral Space & Communications Inc., Public Sector Pension Investment Board, 4440480 Canada Inc. and Michael Schwartz*

*	Management contract or compensatory plan, contract or arrangement with directors or named executive officers

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this report, the words “believes,” “expects,” “plans,” “may,” “will,” “would,” “could,” “should,” “anticipates,” “estimates,” “project,” “intend” or “outlook” or other variations of these words or other similar expressions are intended to identify forward-looking statements and information. In addition, Loral or its representatives have made or may make forward-looking statements, orally or in writing, which may be included in, but are not limited to, various filings made from time to time with the SEC, and press releases or oral statements made with the approval of an authorized executive officer of Loral. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties which are described as “Risk Factors” in Loral’s current Annual Report on Form 10-K and in Loral’s Quarterly Reports on Form 10-Q. The reader is specifically referred to these documents, as well as Loral’s other filings with the SEC. Risks and uncertainties include but are not limited to (1) risks associated with financial factors, including swings in the global financial markets, increases in interest rates and access to capital; (2) risks associated with satellite services, including dependence on large customers, launch delays and failures, in-orbit failures and competition; (3) risks and uncertainties associated with the LEO Constellation, including overcoming technological challenges, access to spectrum and markets, governmental restrictions or regulations to address environmental concerns, raising sufficient capital to design and implement the system and competition from other low earth orbit systems; (4) regulatory risks, such as the effect of industry and government regulations that affect Telesat; (5) risks related to the satisfaction of the conditions to closing the Integration Transaction with PSP Investments and Telesat in the anticipated timeframe or at all, including the failure to obtain necessary regulatory and stockholder approvals; (6) risks relating to the inability or failure to realize the anticipated benefits of the Integration Transaction; (7) risks of disruption from the Integration Transaction making it more difficult to maintain business and operational relationships; (8) risks relating to the incurrence of significant transaction costs and unknown liabilities, including litigation or regulatory actions related to the Integration Transaction; and (9) other risks, including risks relating to and resulting from the COVID-19 pandemic. The foregoing list of important factors is not exclusive. Furthermore, each of Telesat and Loral operate in an industry sector where securities values may be volatile and may be influenced by economic and other factors beyond Telesat’s or Loral’s control.

Additional Information and Where to Find It

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Integration Transaction, Telesat Corporation and Telesat Partnership have filed with the SEC a registration statement on Form F-4 that includes a preliminary proxy statement/prospectus and that, when declared effective, will include the definitive proxy statement to be mailed by Loral to its stockholders in connection with the Integration Transaction. The proxy statement/prospectus has also been filed with the applicable Canadian securities regulators. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LORAL, TELESAT, TELESAT CORPORATION, TELESAT PARTNERHSIP AND THE INTEGRATION TRANSACTION. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC and the Canadian securities regulators free of charge at the SEC’s website, www.sec.gov and at the System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com. In addition, a copy of the proxy statement/prospectus (when it becomes available) may be obtained free of charge from Telesat’s internet website for investors www.telesat.com/investor-relations, or from Loral’s investor relations website at www.loral.com/Investors. Investors and security holders may also read and copy any reports, statements and other information that Loral, Telesat, Telesat Corporation or Telesat Partnership files with the SEC on the SEC’s website at www.sec.gov.

Participants in the Solicitation of Votes

Loral, Telesat, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Loral in respect of the proposed Integration Transaction. Information regarding Telesat directors and executive officers is available in its Form 20-F for the year ended December 31, 2020 filed by Telesat on SEDAR at www.sedar.com on March 4, 2021, and information regarding Loral’s directors and executive officers is available in its Form 10-K for the year ended December 31, 2020 filed with the SEC on March 9, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC and the Canadian securities regulators when they become available.

For more information regarding these and other risks and uncertainties that Loral may face, see the section entitled “Risk Factors” in Loral’s Form 10-K, Form 10-Q and Form 8-K filings with the SEC and as otherwise enumerated herein or therein.

For more information regarding these and other risks and uncertainties that Telesat may face, see the section entitled “Risk Factors” in Telesat’s Form 20-F and Form 6-K filings with the SEC and as otherwise enumerated herein or therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Loral Space & Communications Inc.

Date: April 26, 2021	By:	/s/ Avi Katz
Avi Katz
President, General Counsel and Secretary

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